Exhibit 10.1

                                                           Date:  June 11, 2004

                                 ASSIGNMENT

          FOR VALUE RECEIVED, in accordance with the Amended and Restated Memorandum of Understanding dated as of November 15, 2001 by and between The Furukawa Electric Co., Ltd. ("Furukawa") and CommScope, Inc. ("CommScope"), as amended by Amendment No. 1 dated as of October 9, 2002 (the "MOU"), CommScope, pursuant to Section 11.2 of the MOU, does hereby sell, assign, transfer and convey all of CommScope's rights and duties under the MOU to CommScope Optical Technologies, Inc. ("Assignee"), a wholly-owned subsidiary of CommScope, as of the date hereof.

          IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of the date first above written.

                                            COMMSCOPE, INC.



                                            By: /s/ Frank B. Wyatt, II
                                                -------------------------------
                                                Name:  Frank B. Wyatt, II
                                                Title: Senior Vice President

Acknowledged and Agreed:

COMMSCOPE OPTICAL TECHNOLOGIES, INC.

By: /s/ Frank B. Wyatt, II
    -----------------------------
    Name:  Frank B. Wyatt, II
    Title: Vice President and Secretary